                                                                EXHIBIT 24
                              POWER OF ATTORNEY

     We, the undersigned directors of Bowater Incorporated, hereby severally appoint Wendy C. Shiba, Anthony H. Barash and David G. Maffucci, each of them singly, our true and lawful attorneys, with the full power of substitution, to sign for us and in our names with respect to the Registration Statements on Form S-8 pertaining to (i) the Bowater Incorporated Salaried Employees' Savings Plan, (ii) the Bowater Incorporated/Carolina Division Hourly Employees' Savings Plan and (iii) the Bowater Incorporated 1997 Stock Option Plan, and any and all amendments to the Registration Statements, and generally to do all such things in our names and on our behalf in our capacities as directors to enable Bowater Incorporated to comply with the provisions of the Securities Act of 1993, as amended, and all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our attorney to the Registration Statements and any and all amendments thereto, including post-effective amendments.



  SIGNATURE                        TITLE                  DATE
-------------                     -------                ------

       /s/                      Director                  November 19, 1997
----------------------
Francis J. Aguilar


      /s/                       Director                  November 19 , 1997
----------------------
H. David Aycock


     /s/                        Director                  November 19 , 1997
----------------------
Richard Barth

    /s/                         Director                  November 19 , 1997
----------------------
Kenneth M. Curtis


----------------------          Director                  ___________ , 1997
Charles J. Howard


    /s/                         Director                  November 19 , 1997
----------------------
Donald R. Melville

   /s/                          Director                  November 19 , 1997
----------------------
John A. Rolls

   /s/                          Director                  November 19 , 1997
----------------------
James L. Pate